Exhibit 10.20

SETTLEMENT AGREEMENT AND STIPULATION

THIS SETTLEMENT AGREEMENT and STIPULATION is dated as of August 18, 2016 by and between Drone USA, Inc. (“DRONE” or the “Company”), a corporation formed under the laws of the State of Delaware, and Rockwell Capital Partners, Inc., (“RCP”), a Delaware Corporation.

BACKGROUND:

WHEREAS, there are bona fide outstanding liabilities of the Company in the principal amount of not less than $102,102.74 and

WHEREAS, these liabilities are past due; and

WHEREAS, RCP acquired such liabilities on the terms and conditions set forth in the annexed Claim Purchase Agreement(s), subject however to the agreement of the Company and compliance with the provisions hereof; and

WHEREAS, RCP and DRONE desire to resolve, settle, and compromise among other things the liabilities as more particularly set forth on Schedule A and the Claims Purchase Agreements and debt instruments attached and annexed thereto and incorporated herein (hereinafter collectively referred to as the “Claims”).

NOW, THEREFORE, the parties hereto agree as follows:

1.          Defined Terms. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“AGREEMENT” shall have the meaning specified in the preamble hereof.

“CLAIM AMOUNT” shall mean $102,102.74

1

“COMMON STOCK” shall mean the Company’s common stock, $.0001 par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

“COURT” shall mean Circuit Court within Manatee County, Florida.

“DISCOUNT” shall mean thirty-five (35%) percent.

“SALE PRICE” shall mean the Sale Price of the Common Stock on the Principal Market.

“MARKET PRICE” on any given date shall mean the lowest Sale Price during the Valuation Period.

“PRINCIPAL MARKET” shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the Over the Counter Bulletin Board, QB marketplace, QX Marketplace, OTC Pink, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

“PURCHASE PRICE” shall mean the Market Price during the Valuation Period (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) less the product of the Discount and the Market Price.

“SELLER” shall mean any individual or entity listed on Schedule A, who originally owned the Claims.

“TRADING DAY” shall mean any day during which the Principal Market shall be open for business.

“TRADING PERIOD” shall mean Trading Days during the Valuation Period.

“TRANSFER AGENT” shall mean the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for the Common Stock upon the Company’s appointment of any such substitute or replacement transfer agent).

2

“VALUATION PERIOD” shall mean the ten (10) day trading period preceding the share request inclusive of the day of any Share Request pursuant to this agreement (the “trading period”); provided that the Valuation Period shall be extended as necessary in the event that (1) the Initial Issuance is delivered in more than one tranche pursuant to Sections 3(a) and 3(e), and/or (2) one or more Additional Issuances is required to be made pursuant to Section 3(d) below, in which case the Valuation Period for each issuance shall be extended to include additional trading days pursuant to such issuance. The Valuation Period shall begin on the date of any Share Request pursuant to this Agreement, but shall be suspended to the extent that any subsequent Initial Issuance tranche and/or Additional Issuance is due to be made until such date as such Initial Issuance tranche and/or Additional Issuance is delivered to RCP pursuant to Section 3(b)(iii). Any period of suspension of the Valuation Period shall be established by means of a written notice from RCP to the Company.

2.         Fairness Hearing. Upon the execution hereof, Company and RCP agree, pursuant to Section 3(a)(10) of the Securities Act of 1933 (the “Act”), to immediately submit the terms and conditions of this Agreement to the Court for a hearing on the fairness of such terms and conditions, and the issuance exempt from registration of the Settlement Shares. This Agreement shall become binding upon the parties only upon entry of an order by the Court substantially in the form annexed hereto as Exhibit A (the “Order”).

3.          Settlement Shares. Following entry of an Order by the Court in accordance with Paragraph 2 herein and the execution by RCP and Company of the Stipulation and Order of Dismissal (as defined below) subject to paragraph 7 herein, Company shall issue and deliver to RCP shares of its Common Stock (the “Settlement Shares”) as follows:

3

a.           In settlement of the Claims, Company shall initially issue and deliver to RCP, in one or more tranches as necessary subject to paragraph 3(f) herein, shares of Common Stock (the “Initial Issuance”), subject to adjustment and ownership limitations as set forth below, sufficient to satisfy the compromised amount at a thirty-five percent (35%) discount to market (the total amount of the claims divided by 65%) based on the market price during the valuation period as defined herein through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Securities Act (the “settlement shares”). The Company shall also issue to RCP, on the issuance date(s), Eleven Thousand Five Hundred (11,500) freely trading shares pursuant to Section 3(a)(10) of the Securities Act in accordance herewith as a settlement fee.

b.           No later than the first business day following the date that the Court enters the Order, time being of the essence, Company shall: (i) cause its legal counsel to issue an opinion to Company’s transfer agent, in form and substance reasonably acceptable to RCP and such transfer agent, that the shares of Common Stock to be issued as the Initial Issuance and Additional Issuance (as defined below) and shares issued as a settlement fee are legally issued, fully paid and non-assessable, are exempt from registration under the Securities Act, may be issued without restrictive legend, and may be resold by RCP without restriction; (ii) transmit via email, facsimile and overnight delivery an irrevocable and unconditional instruction to Company’s stock transfer agent in the form annexed hereto as Exhibit B; and (iii) within three (3) days thereof, issue and deliver to RCP Settlement Shares and settlement fee shares in one or more tranches as necessary, without any legends or restrictions on transfer, sufficient to satisfy the compromised amount along with settlement fee shares, through the issuance of freely trading securities issued pursuant to Section 3(a)10 of the Securities Act. Pursuant to this agreement, RCP may deliver a request to DRONE either directly or through Company’s Transfer Agent pursuant to Exhibit “B” which states the dollar amount (designated in U.S. dollars) of Common Stock to be issued to RCP (the “Share Request”). The date upon which the first tranche of the Initial Issuance shares along with any shares issued as a settlement fee have been received into RCP’s account and are available for sale by RCP shall be referred to as the “Issuance Date”. In the event that Company is delinquent on issuance of shares of stock to RCP pursuant to the terms and conditions of this Section 3 within five (5) business days of a request for issuance of shares pursuant to Court Order Granting Approval of this Settlement Agreement, then the Discount shall be increased by five percent (5%), as well as an additional five percent (5%) for each additional delinquency of five (5) Trading Days up to a maximum Discount of ninety percent (90%) until all Settlement Shares and settlement fee shares have been received by RCP and Company has fully complied with all terms and conditions and obligations pursuant to this Settlement Agreement and Stipulation.

4

c.           During the Valuation Period, the Company shall deliver to RCP, through the Initial Issuance and any required Additional Issuance subject to paragraph 3(f) herein that number of shares (the “Final Amount”) with an aggregate value equal to (A) the sum of the Claim Amount, divided by (B) the Purchase Price. The parties acknowledge that the number of Settlement Shares along with any settlement fee shares to be issued pursuant to this Agreement is indeterminable as of the date of its execution, and could well exceed the current existing number of shares outstanding as of the date of its execution.

d.           If at any time during the Valuation Period the Market Price is below 90% of the Market Price on the day before the Issuance Date, Company will immediately cause to be issued and delivered to RCP in accordance with the provisions of Section 3(b) herein, such additional shares as may be required to effect the purposes of this Settlement Agreement (each, an “Additional Issuance”), subject to the limitation in the paragraph below. At the end of the Valuation Period, if the sum of the Initial Issuance and any Additional Issuance is greater than the Final Amount, RCP shall promptly deliver any remaining shares to Company or its transfer agent for cancellation.

5

e.           Notwithstanding anything to the contrary contained herein, it is the intention of the parties that the Settlement Shares along with settlement fee shares beneficially owned by RCP at any given time shall not exceed the number of such shares that, when aggregated with all other shares of Company then beneficially owned by RCP, or deemed beneficially owned by RCP, would result in RCP owning more than 9.99% of all of such Common Stock as would be outstanding on such date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. In compliance therewith, the Company agrees to deliver the Initial Issuance and any Additional Issuances in one or more tranches.

f.            For the avoidance of doubt, the price used to determine the number of shares of Common Stock to be delivered pursuant to any Share Request shall be rounded up to the nearest decimal place of .00001.

4.          Necessary Action. At all times after the execution of this Agreement and entry of the Order by the Court, each party hereto agrees to take or cause to be taken all such necessary action including, without limitation, the execution and delivery of such further instruments and documents, as may be reasonably requested by any party for such purposes or otherwise necessary to effect and complete the transactions contemplated hereby.

6

5.          Releases. Upon receipt of all of the Settlement Shares and settlement fee shares for and in consideration of the terms and conditions of this Agreement, and except for the obligations, representations, indemnifications pursuant to paragraph 15 herein and covenants arising or made hereunder or a breach hereof, the parties hereby release, acquit and forever discharge the other and each, every and all of their current and past officers, directors, shareholders, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigns (the “Released Parties”), of and from any and all claims, damages, cause of action, suits and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which the parties may now have or may hereafter have or claim to have against each other with respect to the Claims. Nothing contained herein shall be deemed to negate or affect RCP’s right and title to any securities heretofore issued to it by Company or any subsidiary of Company.

6.          Representations. Company hereby represents, warrants and covenants to RCP as follows:

a.           There are Two Hundred Million (200,000,000) shares of Common Stock of the Company authorized, of which approximately Forty Million Seven Hundred Ninety Eight Thousand Five Hundred Eighty (40,798,580) Shares of Common Stock are issued and outstanding; and approximately One Hundred Fifty Nine Million Two Hundred One Thousand Four Hundred Twenty (159,201,420) Shares of Common Stock are available for issuance pursuant hereto;

b.           The shares of Common Stock to be issued pursuant to the Order are duly authorized, and when issued will be duly and validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and preemptive and similar rights to subscribe for or purchase securities;

7

c.           The shares will be exempt from registration under the Securities Act and issuable without any restrictive legend;

d.           The Company shall reserve from its duly authorized capital stock a number of shares of Common Stock at least equal to the greater of the number of shares that could be issued pursuant to the terms of the Order and that Company shall reserve at its transfer agent, at a minimum, Two Million (2,000,000) shares during the Valuation Period in order to ensure that it can properly carry out the terms of this agreement, which may only be released to Company once all of the Settlement Shares and settlement fee shares have been delivered and converted pursuant to this agreement and Company’s obligations are otherwise fully satisfied or there has otherwise been a default pursuant to the terms of this agreement;

e.           If at any time it appears reasonably likely that there may be insufficient authorized shares to fully comply with the Order, Company shall promptly increase its authorized shares to ensure its ability to timely comply with the Order;

f.            The execution of this Agreement and performance of the Order by Company and RCP will not (1) conflict with, violate or cause a breach or default under any agreements between Company and any creditor (or any affiliate thereof) related to the account receivables comprising the Claims, or (2) require any waiver, consent, or other action of the Company or any creditor, or their respective affiliates, that has not already been obtained,

g.           Without limitation, the Company hereby waives any provision in any agreement related to the account receivables comprising the Claims requiring payments to be applied in a certain order, manner, or fashion, or providing for exclusive jurisdiction in any court other than this Court;

8

h.           The Company has all necessary power and authority to execute, deliver and perform all of its obligations under this Agreement;

i.            The execution, delivery and performance of this Agreement by Company has been duly authorized by all requisite action on the part of Company and its Board of Directors (including a majority of its independent directors), and this Agreement has been duly executed and delivered by Company:

j.            Company did not enter into the transaction giving rise to the Claims in contemplation of any sale or distribution of Company’s common stock 01 other securities;

k.            There has been no modification, compromise, forbearance, or waiver entered into or given with respect to the Claims. There is no action based on the Claims that is currently pending in any court or other legal venue, and no judgments based upon the Claims have been previously entered in any legal proceeding;

1.            There are no taxes due, payable or withholdable as an incident of Seller’s provision of goods and services, and no taxes will be due, payable or withholdable as a result of settlement of the Claims;

m.          Seller was not and within the past ninety (90) days has not been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act;

n.            Company is operational and is a non-shell company within the meaning of Rule 405 and all applicable Securities Rules and Registration pertaining thereto;

9

o.           Company represents that Seller is not, directly or indirectly, utilizing any of the proceeds received from RCP for selling the Claims to provide any consideration to or invest in any manner in the Company or any affiliate of the Company;

p.           Company has not received any notice (oral or written) from the SEC or Principal Market regarding a halt, limitation or suspension of trading in the Common Stock; and

q.          Seller will not, directly or indirectly, receive any consideration from or be compensated in any manner by, the Company, or any affiliate of the Company, in exchange for or in consideration of selling the Claims;

r.            Company represents that none of the services provided or to be provided which gave rise to the Claims were or are services related to promoting the Company’s Securities or that may be considered investor relations services;

s.           Company represents that each Claim being purchased pursuant hereto is a bona-fide Claim against the Company and that the invoices or written contract(s)/promissory notes underlying each Claim are accurate representations of the nature of the debt and the amounts owed by the Company to Seller and that the goods or services which are the subject of the Claims being purchased have been received or rendered;

t.             Company acknowledges that RCP or its affiliates may from time to time, hold outstanding securities of the Company which may be convertible in shares of the Company’s common stock at a floating conversion rate tied to the current market price for the stock. The number of shares of Common Stock issuable pursuant to this Agreement may increase substantially in certain circumstances, including, but not necessarily limited to the circumstance wherein the trading price of the Common Stock declines during the Valuation Period. The Company’s executive officers and directors have studied and fully understand the nature of the transaction contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such transaction is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Settlement Shares along with settlement fee shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company. The Board of Directors of the Company has further given its consent for each conversion of shares of stock pursuant to this agreement and agrees and consents that same may occur below the par value of the Company’s Common Stock if applicable.

10

u.           None of the transactions agreements or proceedings described above is part of a plan or scheme to evade the registration requirements of the Securities Act and DRONE and RCP are acting and has acted in an arms length capacity.

7.           Continuing Jurisdiction. Simultaneously with the execution of this Agreement, the attorneys representing the parties hereto will execute a stipulation of dismissal substantially in the form annexed hereto as Exhibit C (the “Stipulation of Dismissal’’). The parties hereto expressly agree that said Stipulation of Dismissal shall not be filed, but shall be held in escrow by counsel for RCP, until such time that Company has fully complied with all of its obligations pursuant to this Settlement Agreement and Stipulation. In order to enable the Court to grant specific enforcement or other equitable relief in connection with this Agreement, (a) the parties consent to the jurisdiction of the Court for purposes of enforcing this Agreement, and (b) each party to this Agreement expressly waives any contention that there is an adequate remedy at law or any like doctrine that might otherwise preclude injunctive relief to enforce this Agreement.

11

8.          Conditions Precedent/ Default.

a.           If Company shall default in promptly delivering the Settlement Shares to RCP in the form and mode of delivery as required by Paragraphs 2, 3, 4 and 6 herein or otherwise fail in any way to fully comply with the provisions thereof;

b.           If the Order shall not have been entered by the Court on or prior to ninety (90) days after execution of this agreement;

c.           If the Company shall fail to comply with the Covenants set forth in Paragraph 14 hereof;

d.           If Bankruptcy, dissolution, receivership, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors or other legal proceedings for any reason shall be instituted by or against the Company; or if the trading of the Common Stock shall have been halted, limited, or suspended by the SEC or on the Principal Market; or trading in securities generally on the Principal Market shall have been suspended or limited; or, minimum prices shall been established for securities traded on the Principal Market; or the Common Stock is not eligible or unable to be deposited for trade on the Principal Market; or the Company is delinquent or has not made its required Securities and Exchange Commission filings; or if any time, the Market Price for the Company’s Common Stock drops to at or below .20; or there shall have been any material adverse change (i) in the Company’s finances or operations, or (ii) in the financial markets such that, in the reasonable judgment of the RCP, makes it impracticable or inadvisable to trade the Settlement Shares along with any settlement fee shares; and such suspension, limitation or other action is not cured within five (5) Trading Days; then the Company shall be deemed in default of the Agreement and Order and this Agreement and/or any remaining obligations of RCP pursuant to this Agreement shall be voidable in the sole discretion of RCP, unless otherwise agreed by written agreement of the parties;

12

e.           In the event that the Company fails to fully comply with the conditions precedent as specified in paragraph 8 a. through d. herein, then the Company shall be deemed in default of the agreement and RCP, at its option and in its sole discretion, may declare Company to be in default of the Agreement and Order, and this Agreement and/or any remaining obligations of RCP pursuant to this Agreement shall be voidable in the sole discretion of RCP, unless otherwise agreed by written agreement of the parties. In said event, RCP shall have no further obligation to comply with the terms of this agreement and can thus opt out of making any remaining payments, if applicable, not previously made to creditors as contemplated by the Claims Purchase Agreement as referenced in schedule A. In the event Company is declared to be in default, Company shall remain fully obligated to comply with the terms of this Settlement Agreement and Stipulation for issuance of shares of stock to RCP for any amount of debt previously purchased and paid for by RCP pursuant to the terms of this Settlement Agreement and Stipulation, Schedule A, as well as Order Approving same along with all settlement fee shares required hereby. In the event that Company is declared to be in default of this Agreement prior to successful deposit and clearance of the Settlement Shares and/or settlement fee shares, Company shall further remain fully obligated for issuance of all settlement fee shares pursuant to paragraph 3(a) herein.

9.          Information. Company and RCP each represent that prior to the execution of this Agreement, they have fully informed themselves of its terms, contents, conditions and effects, and that no promise or representation of any kind has been made to them except as expressly stated in this Agreement.

13

10.         Ownership and Authority. Company and RCP represent and warrant that they have not sold, assigned, transferred, conveyed or otherwise disposed of any or all of any claim, demand, right, or cause of action, relating to any matter which is covered by this Agreement, that each is the sole owner of such claim, demand, right or cause of action, and each has the power and authority and has been duly authorized to enter into and perform this Agreement and that this Agreement is the binding obligation of each, enforceable in accordance with its terms.

11.          No Admission. This Agreement is contractual and it has been entered into in order to compromise disputed claims and to avoid the uncertainty and expense of the litigation. This Agreement and each of its provisions in any orders of the Court relating to it shall not be offered or received in evidence in any action, proceeding or otherwise used as an admission or concession as to the merits of the Action or the liability of any nature on the part of any of the parties hereto except to enforce its terms.

12.         Binding Nature. This Agreement shall be binding on all parties executing this Agreement and their respective successors, assigns and heirs.

13.         Authority to Bind. Each party to this Agreement represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions provided in this Agreement have been duly authorized by all necessary action of the respective entity and that the person executing this Agreement on its behalf has the full capacity to bind that entity, Each party further represents and warrants that it has been represented by independent counsel of its choice in connection with the negotiation and execution of this Agreement, and that counsel has reviewed this Agreement. Company further represents and warrants that they have had corporate legal counsel review and agree to the terms of this Agreement independent of counsel of their choosing to represent Company at any fairness hearing or hearings to approve this Agreement.

14

14.         Covenants.

a.           For so long as RCP or any of its affiliates holds any shares of Common Stock, neither Company nor any of its affiliates shall vote any shares of Common Stock owned or controlled by it (unless voting in favor of a proposal approved by a majority of Company’s Board of Directors), or solicit any proxies or seek to advise or influence any person with respect to any voting securities of Company; in favor of (1) an extraordinary corporate transaction, such as a reorganization, reverse stock split or liquidation, involving Company or any of its subsidiaries, (2) a sale or transfer of a material amount of assets of Company or any of its subsidiaries, (3) any material change in the present capitalization or dividend policy of Company, (4) any other material change in Company’s business or corporate structure, (5) a change in Company’s charter, bylaws or instruments corresponding thereto (6) causing a class of securities of Defendant to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (7) causing a class of equity securities of Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended, (8) terminating its Transfer Agent (9) taking any action which would impede the purposes and objects of this Settlement Agreement or (10) taking any action, intention, plan or arrangement similar to any of those enumerated above. Nothing in this section shall be deemed to exclude strategic decisions by Company made in an effort to expand the Company except as expressly stated herein. The provisions of this paragraph may not be modified or waived without further order of the Court,

15

b.           Immediately upon the signing of the Settlement Order by the Court, the Company shall cause to be filed a Form 8-K with the Securities and Exchange Commission disclosing the settlement. Furthermore, in the event that the Company raises their issued and outstanding Common Stock by an additional ten percent (10%) or more, Company shall file a form 8k with the Securities and Exchange Commission each and every time. The Company shall further immediately file such additional SEC filings as may be or are required in respect of the transactions. In the event that the Company fails to fully comply with this provision, then the Discount pursuant to this agreement shall be increased by five percent (5%), as well as an additional five percent (5%) for each additional delinquency of five (5) Trading Days up to a maximum Discount of ninety percent (90%) until all Settlement Shares and settlement fee shares have been received by RCP and Company has fully complied with all terms and conditions and obligations pursuant to this Settlement Agreement and Stipulation.

c.           RCP hereby covenants that they have not provided any funds or other consideration to the Company and have no intent to do so. In no event shall any of the funds received from the sale of shares of the Company in reliance upon the Court Order be used to provide any consideration to the Company or any affiliate of the Company.

d.           RCP has utilized the services of Wellington Shields as a placement agent in this transaction and RCP has not and is not acting as a broker dealer in such capacity in this transaction pursuant to Section 15 of the Securities Exchange Act of 1934. Wellington Shields has performed due diligence on the debts associated with this transaction, negotiated the terms hereof and arranged for RCP to place their capital in this transaction. Rockwell Capital Partners, Inc., through the transactions, agreements or proceedings above are not a part of a plan or scheme or evade the registration requirements of Section 15 of the Securities Exchange Act of 1934 or any other applicable provisions.

16

15.         Indemnification. Company covenants and agrees to indemnify, defend and hold RCP and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, including, without limitation and not limited to any claim or action brought derivatively or by the Seller or Shareholders of the Company and further, harmless against any charges, claims, suits, losses, expenses, damages, obligations, fines, judgments, liabilities, costs and expenses (including actual costs of investigation and reasonable attorney’s fees) whether brought by an individual or entity or imposed by a court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority related to arising in any manner out of, based upon or in connection with (a) any untrue statement or alleged untrue statement of a material fact made by the Company or any omission or alleged omission of the Company to state a material fact required to be stated herein or in any seller document or necessary to make the statements therein not misleading or (b) the inaccuracy or breach of any covenant, representation or warranty made by the Company contained herein or in any seller document or (c) any transaction, proposal or any other matter contemplated herein. The Company will promptly reimburse the indemnified parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any matter contemplated by this Agreement, or any action or proceeding arising therefrom, whether or not such indemnified party is a formal party to any such proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.’s reliance on representations of Company or misrepresentations of Company pursuant to (a), (b) or (c) herein and/or that any payments made by RCP to Creditors were fraudulent, based upon false instruments provided to RCP or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933 . Notwithstanding the foregoing, the Company shall not be liable in respect of any claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal of has been denied) which resulted solely or in part from the willful misconduct of an indemnified party or the willful violation of any securities law or regulations by the indemnified party. The Company further agrees that it will not, without the prior written consent of Rockwell Capital Partners, settle, compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any indemnified party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other indemnified party hereunder from all liability arising out of such proceeding. In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and (the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Company in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Company shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

17

The Company further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with Rockwell’s agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Company set forth herein shall be in addiction to any liability which the Company may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

16.         Legal Effect. The parties to this Agreement represent that each of them has been advised as to the terms and legal effect of this Agreement and the Order provided for herein, and that the settlement and compromise stated herein is final and conclusive forthwith, shall supersede all prior written or oral between the parties, subject to the conditions stated herein, and each attorney represents that his or her client has freely consented to and authorized this Agreement after having been so advised.

17.         Mutual Drafting. Each party has participated jointly in the drafting of this Agreement which each party acknowledges is the result of negotiation between the parties and through placement agent Wellington Shields, and the language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent. If ambiguity or question of intent or interpretation arises, then this Agreement will accordingly be construed as drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the provisions of this Agreement.

18

18.         Waiver of Defense. Each party hereto waives a statement of decision, and the right to appeal from the Order after its entry. Company further waives any defense based on the rule against splitting causes of action. The prevailing party in any motion to enforce the Order shall be awarded its reasonably attorney fees and expenses in connection with such motion. Except as expressly set forth herein, each party shall bear its own attorneys’ fees, expenses and costs.

19.         Signatures. This Agreement may be signed in counterparts and the Agreement, together with its counterpart signature pages, shall be deemed valid and binding on each party when duly executed by all parties. Facsimile and electronically scanned signatures shall be deemed valid and binding for all purposes. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

20.         Choice of Law, Etc. Notwithstanding the place where this Agreement may be executed by either of the parties, or any other factor, all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Florida, applicable to agreements made and to be fully performed in that State and without regard to the principles of conflicts of laws thereof. Any action brought to enforce, or otherwise arising out of this Agreement shall be brought only in State Court sitting in Manatee County, Florida.

19

21.         Exclusivity. For a period of the later of one hundred eighty (180) days from the date of the execution of this Agreement or upon RCP’s final sale of all shares of stock issued pursuant hereto subsequent to final adjustment; (a) Company and its representatives shall not enter into any exchange transaction under Section 3(a)(10) of the Securities Act nor directly or indirectly discuss, negotiate or consider any proposal, plan or offer from any other party relating to any liabilities, or any financial transaction having an effect or result similar to the transactions contemplated hereby, and (b) RCP shall have the exclusive right to negotiate and execute definitive documentation embodying the terms set forth herein and other mutually acceptable terms.

22.         Inconsistency. In the event of any inconsistency between the terms of this Agreement and any other document executed in connection herewith, the terms of this Agreement shall control to the extent necessary to resolve such inconsistency.

23.         NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a)          the date delivered, if delivered by personal delivery as against written receipt therefore or by confirmed facsimile transmission,

(b)          the fifth business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c)          the second business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

(d)          delivery by email upon delivery,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto):

20

Company:

Drone USA, Inc.

One World Trade Center

285 Fulton Street NY, NY 10007

Attn: Michael Bannon

Telephone No.: (212) 220-8780

E-mail: mike@drone1usa.com

with a copy to:

Micahel G. Brown, Esq.

P.O. Box 19702

Sarasota, Florida 34237

941-780-1300 (phone)

941-296-7500 (fax)

Florida Bar No. 0148709

Rockwell Capital Partners, Inc.

Attn:_____________________

919 N. Market Street, Suite 1401

Wilmington, DE 19801

Telephone: 305-351-7728

Email: documents @rockwellcp.com

And

Charles N, Cleland, Jr., P.A.

2127 Ringling Boulevard, Suite 104

Sarasota, Florida 34237

(941) 955-1595 phone

(941) 953-7185 facsimile

Florida Bar No. 0896195

ccleland@clelandpa.com email

21

IN WITNESS WHEREOF, the parties have duly executed this Settlement Agreement and Stipulation as of the date first indicated above.

Rockwell Capital Partners, Inc.

By:
Name:
Title:

Drone USA, Inc.

By:	/s/ Michael Bannon
Name: Michael Bannon
Title: CEO

22

Affiliates

23

EXHIBIT A

IN THE CIRCUIT COURT OF THE TWELFTH JUDICIAL CIRCUIT

IN AND FOR MANATEE COUNTY, FLORIDA

Rockwell Capital Partners, Inc.,

a Delaware Corporation,

Plaintiff,

v.	Case No.

Drone USA, Inc.,
a Delaware Corporation,

Defendant.

_______________________/

ORDER GRANTING APPROVAL OF

SETTLEMENT AGREEMENT AND STIPULATION

This matter having come on for a hearing on the __________day of _________, 2016, to approve the Settlement Agreement entered into as of ______________, 2016, between Plaintiff, Rockwell Capital Partners, Inc. (“Plaintiff’) and Defendant, Drone USA, Inc. (“Defendant” and collectively with Plaintiff, the “Parties”), and the Court having held a hearing as to the fairness of the terms and conditions of the Settlement Agreement and Stipulation and being otherwise fully advised in the premises, the Court hereby finds as follows:

1.          The Court has been advised that the Parties intend that the sale of the Shares (as defined by the Settlement Agreement and, hereinafter, the “Shares”) to and the resale of the Shares by Plaintiff in the United States, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act of 1933 (the “Securities Act”) in reliance upon Section 3(a)(10) of the Securities Act based upon this Court’s finding herein that the terms and conditions of the issuance of the Shares by Defendant to Plaintiff are fair to Plaintiff;

24

2.          The hearing having been scheduled upon the consent of Plaintiff and Defendant, Plaintiff has had adequate notice of the hearing and Plaintiff is the only party to whom Shares will be issued pursuant to the Settlement Agreement;

3.          The terms and conditions of the issuance of the Shares in exchange for the release of certain claims as set forth in the Settlement Agreement are fair to Plaintiff, the only party to whom the Shares will be issued;

4.          The fairness hearing was open to Plaintiff. Plaintiff was represented by counsel at the hearing who acknowledged that adequate notice of the hearing was given and consented to the entry of this Order.

It is hereby ORDERED AND ADJUDGED that the Settlement Agreement and Stipulation is hereby approved as fair to the party to whom the Shares will be issued, within the meaning of Section 3(a)(10) of the Securities Act and that the sale of the Shares to Plaintiff and the resale of the Shares in the United States by Plaintiff, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act of 1933. The Settlement Agreement and Stipulation entered into between the parties is hereby approved and the parties are ordered to comply with same. The Circuit Court of the Twelfth Judicial Circuit in and for Manatee County, Florida reserves jurisdiction over the parties to this action as well as the subject matter herein for purposes of contempt and enforcement of the Settlement Agreement and Stipulation as well as for such other purposes as allowed by law.

SO ORDERED, this _____day of __________, 2016.

The Honorable _____________
Conformed copies to:
Charles N. Cleland, Jr., Esq.
Michael G. Brown, Esq.

25

EXHIBIT B

[To be reprinted on Company letterhead]

DATE

Action Stock Transfer Corporation

2469 E. Fort Union Blvd Suite 214

Salt Lake City, UT 84121

Ladies and Gentlemen:

Drone USA, inc (the “Company”) and Rockwell Capital Partners Inc (the “Investor”) have entered into a 3(a)(10) Settlement dated as of DATE (the “Agreement”} in the principal amount of $102,102.74 (the “Settlement”).

A copy of the settlement is attached hereto. You should familiarize yourself with your issuance and delivery obligations, as Transfer Agent, contained therein. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock (“Common Stock”} of the Company (initially, 2,000,000 Shares for this specific transaction) for issuance upon full conversion of the Settlement in accordance with the terms thereof. In the event that the price per share of the Common Stock fails below 50% of the closing price on the date of this letter, the Investor may from time to time provide you with written notice to increase the number of shares of Common Stock so reserved, without any further action or confirmation of the Company, to such number of shares as equals five times the outstanding Note balance at the time of the notice divided by the lowest price traded of the Common Stock for the ten trading days prior to the date of the notice. In the event of a reverse stock split the reserve should remain unchanged unless instructed by the Investor and the Company.

The ability to convert the Settlement in a timely manner is a material obligation of the Company pursuant to the Settlement. Your firm is hereby irrevocably authorized and instructed to first issue shares of Common Stock of the Company (without any restrictive legend) to the Investor from the Company’s authorized and unissued shares to the extent the same are available and not from the Transfer Agent Reserve (unless and until there are no authorized shares of Common Stock available for issuance other than those held in the Transfer Agent Reserve) without any further action or confirmation by the Company: (A) upon your receipt from the Investor of: (i) a notice of conversion (“Conversion Notice”) executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Conversion Notice are not “restricted securities” as defined in Rule 144 and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued is less than 9.99% of the total issued common stock of the Company confirmed by a representation letter from Rockwell Capital Partners stating that the shares issued will keep Rockwell Capital Partners ownership below 9.99% and no other confirmation will be necessary. The representation letter signed by Rockwell Capital Partners stating they are below 9.99% ownership will be sufficient to issue the requested shares.

26

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the investor. The request shall be honored and shares issued within 24 hours. The investor understands and acknowledges that in the event that the Company is delinquent in billing with Action Stock Transfer Corporation, they will honor conversion requests with the additional payment of $200.00 per request.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. Furthermore, if the company decides to switch or terminate the current Transfer Agent, 30 day notice of termination must be given, and the fee for the irrevocable agreement transfer will be $350.00 per irrevocable agreement payable to the current transfer agent prior to termination.

You are also authorized to release any information you deem necessary towards processing clearing and settlement of the shares arising from this reservation.

The Investor is intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the investor.

Very truly yours,
_______________________

Chief Executive Officer

Acknowledged and Agreed:

Action Stock Transfer Corporation

By:
Name:
Title:

27

EXHIBIT C

IN THE CIRCUIT COURT OF THE TWELFTH JUDICIAL CIRCUIT

IN AND FOR MANATEE COUNTY, FLORIDA

Rockwell Capital Partners, Inc.,

a Delaware Corporation,

Plaintiff,

v.	Case No.

Drone USA, Inc.,

a Delaware Corporation,

Defendant.

_________________________________/

STIPULATION AND ORDER OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, pursuant to the Florida Rules of Civil Procedure, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed or conservatee and no person not a party has an interest in the subject matter of the action, the above-entitled action be, and the same hereby is, dismissed, each party to bear its own costs.

Dated: _____________________________, 2016.

Charles N. Cleland, Jr., Esq.	Michael G. Brown, Esquire
CHARLES N. CLELAND, JR., P.A.	P.O. Box 19702
Florida Bar No. 0896195	Sarasota, Florida 34237
2127 Ringling Blvd., Suite 104	941-780-1300 (phone)
Sarasota, Florida 34237	941-296-7500 (fax)
(941) 955-1595 phone	Florida Bar No. 0148709
(941) 953-7185 facsimile	Attorney for Defendant
Attorney for Plaintiff

SO ORDERED:

The Honorable

28

SCHEDULE A

CLAIMS

Company	Nature of Claim	Payment to be paid within ten (10) days after Court order granting approval of settlement agreement pursuant to Claims Purchase Agreements annexed hereto.	Total Amount of Debt Purchased
Akerman LLP	Invoice	$4,750.00	$4,750.00
Davisson & Associates	Invoice	$54,884.20	$54,884.20
Servcorp	Invoice	$14,486.28	$14,486.28
Silveiro Advogados	Invoice	$17,904.18	$17,904.18
Wellington Shields	Invoice	$10,078.08	$10,078.08
TOTALS		$102,102.74	$102,102.74

29

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement (“Agreement”) (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this “Agreement”) is entered into effective as of the date of full execution (“Effective Date”), by and between Rockwell Capital Partners, Inc. (“Purchaser”), and the Creditor identified below (“Creditor”). Purchaser and Creditor (each, a “Party” and, together, the “Parties”) agree as follows with respect to the outstanding debt owed to Creditor by the Company named below (“Company”):

Company Name: Drone USA, inc.

Creditor Name: Wellington Shields

Claim Amount: $10,078.08 (Total amount payable from Company to Creditor)

Purchase Price: $10,078.08 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

☒ Invoice(s) attached as Exhibit A

☒ Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the “Claim”). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the “Action”) seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in one (1) installment, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser (“Approval Date”), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payment shall be made as follows: $10,078.08 within ten (10) days of the occurrence of the foregoing; provided however, that purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser’s reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void ab initio and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full,

(ii) [PLEASE COMPLETE] The Claim ☐ is, ☒ is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company’s common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company’s failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor’s Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ is not ☐ is and within the past ninety (90) days ☒ has not been ☐ has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company’s Officers, Directors or ten-percent (10%) shareholders. Creditor ☐ is not ☒ is a broker or dealer in securities.

(k) Creditor’s claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser’s sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser’s rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser’s control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit “B” attached hereto and incorporated herein.

11. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party’s correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Wellington Shields

(Date Signed)	8/18/16

By:	/s/ Ed Cabrera

Name:	Ed Cabrera

Title:	Head of Investment Banking

ADDRESS:	140 Broadway

CITY:	New York

Telephone No.	212-320-2030

Fax No.		JP Morgan Chase Bank
One Chase Manhattan Plaza
E-mail:	ecabrera@wellingtonshields.com	New York NY 10005

Wiring Instructions:	ABA #021000021 Acct# 806376612

PURCHASER:	Rockwell Capital Partners, Inc.	Acct Name Wellington Shields & Co. LLC
140 Broadway 44th Floor

(Date Signed)	New York NY 10005

By:	/s/ Samuel Oshana

Name:	Samuel Oshana

Title:	Secretary

ADDRESS:	919 N. Market Street, #1401

CITY:	Wilmington, Delaware 19801

Telephone No.	305-351-7728

Fax No.

E-mail : documents@rockwellcp.com

Exhibit A

Invoice(s)

Date: 8/9/16

INVOICE #1301

WELLINGTON SHIELDS & CO TAX ID: 26-3489406

TO:	Michael Bannon
Chief Executive Officer
Drone USA, Inc.
One World Trade Center
New York, NY 10007 USA

Contact	Job	Due Date

Ed Cabrera	Drone USA Engagement Letter	Due at Closing
(212)320-2030

Qty	Description	Total
ADVISORY FEES $125,976 @ 8% = $10,078.08
1	SWIFT CODE: CHASUS33	US$10,078.08

Total		US$10,078.08

WIRE INSTRUCTIONS:

Bank:	JP Morgan Chase Bank One Chase Manhattan Plaza New York, N.Y. 10005

ABA No.	021000021

Acct Name:	Wellington Shields & Co., LLC 140 Broadway, 44th Floor New York, N.Y. 10005

Acct No.	806376612

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Wellington Shields “Creditor” agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons within the meaning of Sections 1.5 and 20(a) of the Securities Act of 1933, as amended and/or the Securities Exchange Act of 1934, respectively (“indemnified Parties”) against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority including, but not limited to, all attorneys’ fees and expenses (hereinafter a “Claim or “Claims”), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a “Matter” or “Matters”) contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.’s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Creditor further acknowledges that Rockwell Capital Partners, Inc. has utilized the services of Creditor as placement agent in this transaction and Creditor has performed due diligence on the debts associated with this transaction, negotiated the terms thereof and arranged for Rockwell Capital Partners, Inc. to place their capital in this transaction. Creditor acknowledges that Rockwell Capital Partners, Inc. is not acting and has acted in no way as broker dealer in this transaction within the meaning of Section 15 of the Securities Exchange Act of 1934. As such, Creditor agrees, in addition to the foregoing, to indemnify the indemnified parties against any and all claims that Rockwell Capital Partners, Inc. was acting as a broker dealer in this transaction. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell’s agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act of 1933 as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys’ fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of Wellington Shields & Co. by Ed Cabrera, and on behalf of Rockwell Capital Partners, Inc. by Samuel Oshana and effective as of the date first written above.

/s/ Wellington Shields & Co.
By:	Wellington Shields & Co.
Title:	Head of Investment Banking

/s/ Samuel Oshana
By: Samuel Oshana
Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement (“Agreement”) (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this “Agreement”) is entered into effective as of the date of full execution (“Effective Date”), by and between Rockwell Capital Partners, Inc. (“Purchaser”), and the Creditor identified below (“Creditor”). Purchaser and Creditor (each, a “Party” and, together, the “Parties”) agree as follows with respect to the outstanding debt owed to Creditor by the Company named below (“Company”):

Company Name: Drone USA, Inc.

Creditor Name: Akerman, LLP

Claim Amount: $4,750.00 (Total amount payable from Company to Creditor)

Purchase Price: $4,750.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

☒ Invoice(s)/Contract(s) attached as Exhibit A

☒ Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the “Claim”). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the “Action”) seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in one (1) installment, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser (“Approval Date”), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payment shall be made as follows: $4,750.00 within ten (10) days of the occurrence of the foregoing; provided however, that purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser’s reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void ab initio and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☐ is, ☑ is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company’s common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company’s failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and dear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor’s Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☑ is not ☐ is and within the past ninety (90) days ☑ has not been ☐ has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company’s Officers, Directors or ten-percent (10%) shareholders. Creditor ☑ is not ☐ is a broker or dealer in securities.

(k) Creditor’s claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident, to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles, Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser’s sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser’s rights hereunder, Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser’s control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit “B” attached hereto and incorporated herein.

11. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party’s correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U,S, mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Akerman, LLP

(Date Signed)	8/15/16

By:	/s/ Ernest Stern

Name:	Ernest Stern

Title:	Partner

ADDRESS:	750 9th St. N.W

CITY:	Washington, D.C. 20001

Telephone No.	202-824-1705

Fax No.	202-393-5959

E-mail:	ernest.stern@akerman.com

Wiring Instructions:	Akerman LLP Operating Account c/o SunTrust Bank, ABA No.: 061000104;
Acct no.: 0215-252207533; Reference: Drone USA (72876-304939)

PURCHASER:	Rockwell Capital Partners, Inc.

(Date Signed)

By:	/s/ Samuel Oshana

Name:	Samuel Oshana

Title:	Secretary

ADDRESS:	919 N. Market Street, #1401

CITY:	Wilmington, Delaware 19801

Telephone No.	305-351-7728

Fax No.

E-mail :	documents@rockwellcp.com

Exhibit A

Invoice(s)

		Akerman LLP
		Post Office Box 4906
		Orlando, FL 32802
		Tel: 407.254.2305
		Fax: 407.254.3408

Remittance Copy	Invoice Date	March 15, 2016
	Invoice No.	9110363

DRONEUSA CORP.

16 HAMILTON STREET

WEST HAVEN, CT 06516

Client Name:	DRONEUSA CORP.
Matter Name:	DRONEUSA CORP.
Matter Number:	0304939

For professional services rendered through February 29, 2016 as summarized below;

Services	$1,228.50

Disbursements	$0.00
TOTAL THIS INVOICE	$1,228.50

To ensure proper credit to the above account, please indicate invoice no. 9110363

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP
Post Office Box 4906
Orlando, FL 32802
Tel: 407.254.2305
Fax: 407.254.3408

Invoice Date	March 15, 2016
Invoice No.	9110363

DRONEUSA CORP.

16 HAMILTON STREET

WEST HAVEN, CT 06516

Client Name:	DRONEUSA CORP.
Matter Name:	DRONEUSA CORP.
Matter Number:	0304939

For professional services rendered through February 29, 2016 as summarized below:

Services	$1,228.50

Disbursements	$0.00
TOTAL THIS INVOICE	$1,228.50

To ensure proper credit to the above account, please indicate invoice no. 9110363

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP			Page 3

072876	DRONEUSA CORP.	As of	February 29, 2016
0304939	DRONEUSA CORP.	Invoice Number	9110363

Date	Services	Initials	Hours	Value

4-Jan-16	Telephone conversation with M. Bannon; Review and send emails to M. Cohen and M. Bannon; draft due diligence request list.	EMS	0.80	468.00

8-Jan-16	Telephone conversation with M. Bannon; Review and send emails re shell companies.	EMS	0.80	468.00

20-Jan-16	Conference with M. Bannon and D. Antonelos re acquisition targets	EMS	0.50	292.50

Total Services				$1,228.50

Akerman LLP			Page 4

072876	DRONEUSA CORP.	As of	February 29,2016
0304939	DRONEUSA CORP.	Invoice Number	9110363

Initial	Name	Hours	Rate	Amount
EMS	E. M. STERN	2.10	585.00	1,228.50
	Total	2.10		$1,228.50

		Akerman LLP
		Post Office Box 4906
		Orlando, FL 32802
		Tel: 407.254.2305
		Fax: 407.254.3408

Remittance Copy	Invoice Date	July 19, 2016
	Invoice No.	9147553

DRONEUSA CORP.

16 HAMILTON STREET

WEST HAVEN, CT 06516

Client Name:	DRONEUSA CORP.
Matter Name:	DRONEUSA CORP.
Matter Number:	0304939

For professional services rendered through June 30, 2016 as summarized below:

Services	$1,813.50

Disbursements	$0.00
TOTAL THIS INVOICE	$1,813.50

PREVIOUS BALANCE	1,228.50
(Includes payments received through 07/19/16)
TOTAL AMOUNT DUE	$3,042.00

To ensure proper credit to the above account, please indicate invoice no. 9147553

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP
Post Office Box 4906
Orlando, FL 32802
Tel: 407.254.2305
Fax: 407.254.3408

Invoice Date	July 19, 2016
Invoice No.	9147553

DRONEUSA CORP.

16 HAMILTON STREET

WEST HAVEN, CT 06516

Client Name:	DRONEUSA CORP.
Matter Name:	DRONEUSA CORP.
Matter Number:	0304939

For professional services rendered through June 30, 2016 as summarized below:

Services	$1,813.50

Disbursements	$0.00
TOTAL THIS INVOICE	$1,813.50

PREVIOUS BALANCE	1,228.50
(Includes payments received through 07/19/16)
TOTAL AMOUNT DUE	$3,042.00

To ensure proper credit to the above account, please indicate invoice no. 9147553

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP			Page 3

072876	DRONEUSA CORP.	As of	June 30,2016
0304939	DRONEUSA CORP.	Invoice Number	9147553

Date	Services	Initials	Hours	Value

2-Jun-16	Conference with M. Bannon and D. Antonelos; Review and send emails re 10B-51 Plan.	EMS	1.30	760.50

6-Jun-16	Telephone conversation with D. Antonelos; Review and send emails re Subscription Agreement and Consulting Agreement; Review and send emails re Delaware Certificate of Incorporation.	EMS	1.00	585.00

7-Jun-16	Telephone conversation with M. Bannon and D. Antonelos re Consulting Agreement for T. Vidmar.	EMS	0.30	175.50

13-Jun-16	Review and send emails to D. Antonelos re 10b5-1 plan.	EMS	0.20	117.00

30-Jun-16	Review investment options; Telephone conversation with M. Bannon.	EMS	0.30	175.50

Total Services				$1,813.50

Akerman LLP			Page 4

072876	DRONEUSA CORP.	As of	June 30, 2016
0304939	DRONEUSA CORP.	Invoice Number	9147553

Initial	Name	Hours	Rate	Amount
EMS	E. M. STERN	3.10	585.00	1,813.50
	Total	3.10		$1,813.50

TO: ACCOUNTS RECEIVABLE - MAITLAND
AKERMAN LLP - CREDIT CARD PAYMENT FORM
Date:

Client Name:	Client Number:
Matter Name:	Matter Number:

CARDHOLDER INFORMATION NOTE: ALL CARDHOLDER INFORMATION FIELDS ARE REQUIRED

☐ VISA ☐ MASTERCARD ☐ AMERICAN EXPRESS

Account Number:
Expiration Date:
Name on the Card:
Cardholder Street address:
Cardholder City:
Cardholder State:
Cardholder Zip:
Amount Charged to Credit Card:
Cardholder Signature:

ACCOUNTS RECEIVABLE INFORMATION
Invoice Number	Fees	Costs	Total
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
		Total	$0.00

PROCESSING INFORMATION
Information Gathered by:	Date:
Information Processed by:	Date:

Akerman LLP
National Administrative Group
495 North Keller Road, Suite 300
Maitland, FL 32751
Tel: 407.423.4000
Fax: 407.254.3408

Wiring/ACH Instructions For Invoice Payment

Credit to :	Akerman LLP Operating Account
c/o SunTrust Bank
25 Park Place, NE
Atlanta, GA 30303

ABA Number:	061000104

Swift Code:	SNTRUS3A (For International Wires Only)

Account Number:	0215-252207533

Reference:	Your Matter Number and Invoice Number(s)

akerman.com

		Akerman LLP
		Post Office Box 4906
		Orlando, FL 32802
		Tel: 407.254.2305 Fax: 407.254.3408

Remittance Copy	Invoice Date	March 17, 2016
	Invoice No.	9110365

SOPHIATEK I, INC.

16 HAMILTON STREET

WEST HAVEN, CT 06516

Client Name:	SOPHIATEK I, INC.
Matter Name:	GENERAL CORPORATE
Matter Number:	0308005

For professional services rendered through February 29, 2016 as summarized below:

Services	$1,464.00

Disbursements	$0.00
TOTAL THIS INVOICE	$1,464.00

To ensure proper credit to the above account, please indicate invoice no. 9110365

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP Post Office Box 4906 Orlando, FL 32802 Tel: 407.254.2305 Fax: 407.254.3408

Invoice Date	March 17, 2016
Invoice No.	9110365

SOPHIATEK I, INC.
16 HAMILTON STREET
WEST HAVEN, CT 06516

Client Name:	SOPHIATEK I, INC.
Matter Name:	GENERAL CORPORATE
Matter Number:	0308005

For professional services rendered through February 29, 2016 as summarized below;

Services	$1,464.00

Disbursements	$0.00
TOTAL THIS INVOICE	$1,464.00

To ensure proper credit to the above account, please indicate invoice no. 9110365

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104
Account Number: 0215-252207533
Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP			Page 3

073606	SOPHIATEK I, INC.	As of	February 29, 2016
0308005	GENERAL CORPORATE	Invoice Number	9110365

Date	Services	Initials	Hours	Value

23-Nov-15	Draft Certificate of Incorporation; Review and send emails.	EMS	0.40	244.00

4-Jan-16	Draft Form 10.	EMS	2.00	1,220.00

Total Services				$1,464.00

Akerman LLP			Page 4

073606	SOPHIATEK I, INC.	As of	February 29, 2016
0308005	GENERAL CORPORATE	Invoice Number	9110365

Initial	Name	Hours	Rate	Amount

EMS	E. M. STERN	2.40	610.00	1,464.00

	Total	2.40		$1,464.00

Akerman LLP Post Office Box 4906 Orlando, FL 32802 Tel: 407.254.2305 Fax: 407.254.3408

Remittance Copy	Invoice Date	June 22, 2016
	Invoice No.	9139568

SOPHIATEK I, INC.
16 HAMILTON STREET
WEST HAVEN, CT 06516

Client Name:	SOPHIATEK I, INC.
Matter Name:	GENERAL CORPORATE
Matter Number:	0308005

For professional services rendered through May 31, 2016 as summarized below:

Services	$244.00

Disbursements	$0.00
TOTAL THIS INVOICE	$244.00

PREVIOUS BALANCE		1,464.00
(Includes payments received through 06/22/16)
TOTAL AMOUNT DUE		$1,708.00

To ensure proper credit to the above account, please indicate invoice no. 9139568

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP Post Office Box 4906 Orlando, FL 32802 Tel: 407.254.2305 Fax: 407.254.3408

Invoice Date	June 22, 2016
Invoice No.	9139568

SOPHIATEK I, INC.
16 HAMILTON STREET
WEST HAVEN, CT 06516

Client Name:	SOPHIATEK I, INC.
Matter Name:	GENERAL CORPORATE
Matter Number:	0308005

For professional services rendered through May 31, 2016 as summarized below:

Services	$244.00

Disbursements	$0.00
TOTAL THIS INVOICE	$244.00

PREVIOUS BALANCE		1,464.00
(Includes payments received through 06/22/16)
TOTAL AMOUNT DUE		$1,708.00

To ensure proper credit to the above account, please indicate invoice no. 9139568

Return remittance sheet with payment in US funds.

Wired funds accepted:

Akerman LLP Operating Account

c/o SunTrust Bank, Atlanta, GA

ABA Number: 061000104

Account Number: 0215-252207533

Swift code SNTRUS3A (For International Wires Only)

IRS EIN 59-3117860

akerman.com

Akerman LLP			Page 3

073606	SOPHIATEK I, INC.	As of	May 31, 2016
0308005	GENERAL CORPORATE	Invoice Number	9139568

Date	Services	Initials	Hours	Value

5-May-16	Telephone conversation with M. Bannon; Review and send emails to V. Stock; File annual report.	EMS	0.40	244.00

Total Services				$244.00

Akerman LLP			Page 4

073606	SOPHIATEK I, INC.	As of	May 31, 2016
0308005	GENERAL CORPORATE	Invoice Number	9139568

Initial	Name	Hours	Rate	Amount

EMS	E. M. STERN	0.40	610.00	244.00

	Total	0.40		$244.00

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Akerman, LLP “Creditor” agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons (“indemnified Parties”) against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys’ fees and expenses (hereinafter a “Claim or “Claims”), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a “Matter” or “Matters”) contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.’s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell’s agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys’ fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of by Akerman LLP by Ernert Stern and on behalf of Akerman LLP by Ernest Stern, and on behalf of Rockwell Capital Partners, Inc. by Samuel Oshana and effective as of the date first written above.

Akerman LLP
By:	Ernest Stern
Title:	Partner

/s/ Samuel Oshana
By:	Samuel Oshana
Title:	Secretary

CLAIM PURCHASE AGREEMENT

The Claim Purchase Agreement (“Agreement”) (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this “Agreement”) is effective as of the date of full execution (“Effective Date”), by and between Rockwell Capital Partners, Inc. (“Purchaser”), and the Creditors identified below (“Creditor”). Purchaser and Creditor (each, a “party” and, together, the “Parties”) agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ( “Company”) :

Company Name: Drone USA, Inc.

Creditor Name; Davisson & Associates, P.A.

Claim Amount: $54,884.20 (Total amount payable from Company to Creditor)

Purchase Price: $54,884,20 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documents attached):

☒ Invoice(s)/Contract(s) attached as Exhibit A

☒ Indemnification Agreement attached as Exhibit 8

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the “Claim”). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the “Action”) seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in one (1) installment, following entry and full effectuation of a Court order approving settlements of the Claim in form and substance acceptable to Purchaser (“Approval Date”), and the successful deposit of settlement shares of company by Purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payment shall be made as follows: $54,884,20 within ten (10) days of the occurrence of the foregoing; provided however, that purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser’s reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void ab initio and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☐ is, ☒ is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate or the Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company’s common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset, to the knowledge of Creditor, the Company’s failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor’s Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ is not ☐ is and within the past ninety (90) days ☒ has not been ☐ has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company’s Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ is not ☐ is a broker or dealer in securities.

(k) Creditor’s claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly of indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate at the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located its Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser’s sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser’s rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser’s control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit “B” attached hereto and incorporated herein.

11. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows; (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party’s correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all or which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Davisson & Associates, PA

(Date Signed)	7/15/16

By:	/s/ Peder K. Davisson

Name:	Peder K. Davisson

Title:	CEO

ADDRESS:	4124 Quebec Ave No. ,#306

CITY:	Crystal MN 55427

Telephone No.	612-242-2622

Fax No.	763-355-5679

E-mail:	PederD@DavissonPA.com

Wiring Instructions:		US Bank National Association
4000 West Broadway
PURCHASER:	Rockwell Capital Partners, Inc.	Robinsdale M.N 55422
ABA 091000022
(Date Signed)		Acct: 104757725692
Swift code: USBKUS44IMT
By:	/s/ Samuel Oshana

Name:	Samuel Oshana

Title:	Secretary

ADDRESS:	919 N. Market Street, #1401

CITY:	Wilmington, Delaware 19801

Telephone No.	305-351-7728

Fax No.

E-mail :	documents@rockwellco.com

Exhibit A

Invoice(s)

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Davisson & Associates, PA “Creditor” agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons (“indemnified Parties”) against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to all attorneys’ fees and expenses (hereinafter a “Claim or Claims”), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a “Matter” or “Matters”) contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.’s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which Indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to Indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell’s agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No Supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys’ fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions, shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of Davisson & Associates, PA by Peder K. Davisson, and on behalf of Rockwell Capital Partners, Inc. by Samuel Oshana and effective as of the date first written above.

Davisson & Associates, PA

By:	/s/ Peder K. Davisson

Title:	CEO

/s/ Samuel Oshana
By: Samuel Oshana
Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement (“Agreement”) (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this “Agreement”) is entered into effective as of the date of full execution (“Effective Date”), by and between Rockwell Capital Partners, Inc. (“Purchaser”), and the Creditor identified below (“Creditor”). Purchaser and Creditor (each, a “Party” and, together, the “Parties”) agree as follows with respect to the outstanding debt owed to Creditor by the Company named below (“Company”):

Company Name: Drone USA, Inc.

Creditor Name: Silveiro Advogados

Claim Amount: $17,904.18 (Total amount payable from Company to Creditor)

Purchase Price: $17,904.18 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

☒ invoice(s)/Contract(s) attached as Exhibit A

☒ indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the “Claim”). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the “Action”) seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in one (1) installment, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser (“Approval Date”), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payment shall be made as follows: $17,904.18 within ten (10) days of the occurrence of the foregoing; provided however, that purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser’s reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void ab Initio and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☐ is, ☒ is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company’s common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company’s failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim, There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor’s Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ is not ☐ is and within the past ninety (90) days ☒ has not been ☐ has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company’s Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ is not ☐ is a broker or dealer in securities.

(k) Creditor’s claim does not arise out of Promoter or investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at anytime up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, If any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser’s sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser’s rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser’s control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit “B” attached hereto and incorporated herein.

11. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party’s correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Silveiro Advogados

(Date Signed)	15 August 2016

By:

Name:	Ricardo Leal de Moraes

Title:	General Manager

ADDRESS:	Ave 20th Pedro II, 1290, 6th floor

CITY:	Porto Alegre - Brazil

Telephone No.	(55) (51) 3027 - 8700

Fax No.	(55) (51) 3027 - 8777

E-mail:	ricardo.moraes@silveiro.com.br

Wiring Instructions:

PURCHASER:	Rockwell Capital Partners, Inc.

(Date Signed)

By:	/s/ Samuel Oshana

Name:	Samuel Oshana

Title:	Secretary

ADDRESS:	919 N. Market Street, #1401

CITY:	Wilmington, Delaware 19801

Telephone No.	305-351-7728

Fax No.

E-mail :	documents@rockwellco.com

Exhibit A

Invoice(s)

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Silveiro Adbogados “Creditor” agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons (“indemnified Parties”) against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys’ fees and expenses (hereinafter a “Claim or “Claims”), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a “Matter” or “Matters”) contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.’s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell’s agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of Silveiro Advogados by Rieardo Leal de Moraes and on behalf of Rockwell Capital Partners, Inc. by Samuel Oshana and effective as of the date first written above.

/s/ Rieardo Leal de Moraes
By:	Rieardo Leal de Moraes
Title:	General Manager

/s/ Samuel Oshana
By: Samuel Oshana
Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement (“Agreement”) (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this “Agreement”) is entered into effective as of the date of full execution (“Effective Date”), by and between Rockwell Capital Partners, Inc. (“Purchaser”), and the Creditor identified below (“Creditor”). Purchaser and Creditor (each, a “Party” and, together, the “Parties”) agree as follows with respect to the outstanding debt owed to Creditor by the Company named below (“Company”):

Company Name: Drone USA, Inc.

Creditor Name: Servcorp

Claim Amount: $14,486.28 (Total amount payable from Company to Creditor)

Purchase Price: $14,486.28 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

☒ lnvoice(s)/Contract(s) attached as Exhibit A

☒ Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the “Claim”). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the “Action”) seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in one (1) installment, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser (“Approval Date”), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payment shall be made as follows: $54,884.20 within ten (10) days of the occurrence of the foregoing; provided however, that purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser’s reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void ab initio and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☐ is, ☒ is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company’s common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company’s failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor’s Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ is not ☐ is and within the past ninety (90) days ☒ has not been ☐ has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company’s Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ is not ☐ is a broker or dealer in securities.

(k) Creditor’s claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser’s sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser’s rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser’s control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit “B” attached hereto and incorporated herein.

11. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party’s correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Servcorp

(Date Signed)	8/16/16

By:	/s/ Helen Kim

Name:	Helen Kim

Title:	Center Manager

ADDRESS:	1 World Trade Ctr. Suite 8500

CITY:	New York

Telephone No.	(212) 220-8500

Fax No:

E-mail:	Helen.kim@servcorp.com

Wiring Instructions:	attached

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed)

By:	/s/ Samuel Oshana

Name:	Samuel Oshana

Title:	Secretary

ADDRESS:	919 N. Market Street, #1401

CITY:	Wilmington, Delaware 19801

Telephone No.	305-351-7728

Fax No.

E-mail:	documents@rockwellcp.com

Exhibit A

Invoice(s)

Phone:	212 220 8500	ONE WORLD TRADE CENTER	Servcorp Fulton Street LLC
Facsimile:	212 220 8558	SUITE 8500
Website:	www.servcorp.com	NEW YORK, NY, 10007 10007

TO	Drone USA Inc.	TAX INVOICE	DRONEUWTC01201607
BILLING	138 Fourth Ave.	CLIENT ID	DRONEUWTC01
ADDRESS	Milford, CT	DATE OF ISSUE	July 29 2016
USA
06460

ITEM			AMOUNT

BALANCE BROUGHT FORWARD from	June 2016		1,846.29

LESS RECEIPTS for	July 2016		1,846.29

		BALANCE	0.00

RENTAL for the month of	August 2016		6,635.00
OUTGOINGS
CAR PARKING
CONNECTIONS			1,060.00
EQUIPMENT
REFRESHMENTS			318.50
BOARDROOM			1,545.00
COMMUNICATIONS
COURIER
PHOTOCOPYING			164.95
POSTAGE
STATIONERY
SUNDRY			742.21
TEAM SERVICES & SOLUTIONS			314.75
TAKEDOWN
PACKAGE
SERVICE

		SUBTOTAL	10,780.41
		TAXABLE AMOUNT	2,319.62
		TAX	205.87
		TOTAL(INCLUDING TAX)	10,986.28
SECURITY DEPOSIT			3,500.00

LESS PROPOSED PERIODIC PAYMENT:

Account payable within seven (7) days		GRAND TOTAL USD	14,486.28

Bank:	Wells Fargo Bank	Branch:	PO Box 63020, San Francisco, CA 94163
Routing Number:		Account Name:	SERVCORP FULTON STREET LLC
Account Number:	4969145242	SWIFT:	WFBIUS6S

OSAKA. NAGOYA. TOKYO. HONG KONG. BEIJING. SHANGHAI. BANGKOK. KUALA LUMPUR. SINGAPORE. DUBAI.

BAHRAIN. BRUSSELS. PARIS. SYDNEY. CANBERRA. MELBOURNE. ADELAIDE. PERTH. BRISBANE. AUCKLAND

Client ID DRONEUWTC0l	Page: 1

Sub Client	Item	Date	Hrs / Amts	Description	Amount
RENT for the month of August 2016
	Office Set Up	01/07/2016	2	Activation fees	1,500.00
	Charge
	Office Suite	26/07/2016	1	Office Suite Rental (24)	5,000.00
	Rental			1/08/2016-31/08/2016
	Office Suite	26/07/2016	1	Office Suite Rental (59)	0.00
	Rental			1/08/2016-31/08/2016	6,500.00

OUTGOINGS
	Outgoings	26/07/2016	1	Outgoings 1/08/2016-31/08/2016	0.00
	Outgoings	26/07/2016	1	Outgoings 1/08/2016-31/08/2016	0.00
					0.00

CONNECTIONS
	Smart Office	26/07/2016	4	Smart Office Connection Included	0.00
	Connection			(107) 1/08/2016-31/08/2016
	Included				0.00

BOARDROOM
	Meeting Room	30/06/2016	6	Meeting room usage from 15:00 -	60.00
	Ten Minutes			16:00
	Boardroom Ten	06/07/2016	3	Boardroom usage from 15:30 -	67.50
	Minutes			16:00
	Boardroom Daily	11/07/2016	1	Boardroom usage from 10:00 - 16:30	810.00
	Boardroom Ten	12/07/2016	27	Boardroom usage from 13:00 -	607.50
	Minutes			17:30	1,545.00

PHOTOCOPYING
	Scanning on	22/07/2016	83	July 2016 Scanning Pages Usage	45.65
	Photocopier				45.65

SUNDRY
	Credit Card	20/07/2016	1	3% credit card administration fee	55.39
	Administration
	Fee				55.39

TEAM SERVICES & SOLUTIONS
	T&S	01/07/2016	2	Activation fees	200.00
	Miscellaneous
	General Task -	11/07/2016	4	Jessica COTE Time spent	50.00
	With Booking			coordinating, setting up and clearing catering
	General Task -	12/07/2016	4	Jessica COTE Time spent	50.00
	With Booking			coordinating, setting up anc clearing catering
	General Task - No	22/07/2016	1	Jocelyn BUSTO Time spent printing	14.75
	Booking			and delivering requested 7 b&w printed pages on 7/29/2016
					314.75
				Sub Total	8,460.79
				Tax	0.00
RENT for the month of August 2016
	Bookcase	26/07/2016	1	Bookcase 1/08/2016-31/08/2016	60.00
	Meeting / Round	26/07/2016	1	Meeting / Round Table	75.00
	Table			1/08/2016-31/08/2016	135.00

CONNECTIONS
	Dashboard	26/07/2016	1	Dashboard	0.00
				1/08/2016-31/08/2016
	OneFax	26/07/2016	1	OneFax Connection (8782)	0.00
	Connection			1/08/2016-31/08/2016

Client ID DRONEUWTC01	Page: 2

Sub Client	Item	Date	Hrs / Amts	Description	Amount
	Phone Connection - IP Colour	26/07/2016	1	Phone Connection - IP Colour (8759) 1/08/2016-31/08/2016	0.00
	Phone Connection - IP Colour	26/07/2016	1	Phone Connection - IP Colour (8768) 1/08/2016-31/08/2016	0.00
	Phone Connection - IP Mono	26/07/2016	1	Phone Connection - IP Mono (8795) 1/08/2016-31/08/2016	0.00
	Phone Connection - IP Mono	26/07/2016	1	Phone Connection - IP Mono (8780) 1/08/2016-31/08/2016	0.00
	Servcorp Connect 4	26/07/2016	1	Servcorp Connect 4 1/08/2016-31/08/2016	1,060.00
	Servcorp Online Standard Package	26/07/2016	1	Servcorp Online Standard Package (droneusa) 1/08/2016-31/08/2016	0.00
					1,060.00
REFRESHMENTS
	Soft Drink	11/07/2016	2	1 Perrier	9.50
	Soft Drink	12/07/2016	2	2 Perriers	9.50
	Soft Drink	12/07/2016	1	1 Coca cola	4.75
	Soft Drink	12/07/2016	1	1 Coca cola	4.75
	Beer - Imported	15/07/2016	1	1 Corona	9.00
	Beer - Imported	15/07/2016	1	1 Guiness beer	9.00
	Beer - Imported	20/07/2016	1	1 Corona	9.00
	Soft Drink	21/07/2016	2	1 Diet coke	9.50
	Miscellaneous Bar Item	22/07/2016	1	1 bag of chips on 7/27/2016	3.50
	Miscellaneous Bar Item	22/07/2016	1	1 M&ms bag on 07/28	3.50
	Softdrink - Premium	22/07/2016	1	1 Perrier on 07/28	6.50
	Beverages - Coffee and Tea	26/07/2016	4	Beverages - Coffee and Tea 1/08/2016-31/08/2016	240.00
					318.50
COMMUNICATIONS
	Internet Usage	20/07/2016	1	Internet Usage July 2016 (21/06/2016 - 20/07/2016)	0.00
	Telephone Usage	20/07/2016	1	Telephone Usage July 2016 (21/06/2016 - 20/07/2016)	46.97
	Telephone Usage	25/07/2016	1	Telephone Calls Included	(46.97)
					0.00

PHOTOCOPYING
	A4 Photocopies Colour - jobs over 100	22/07/2016	153	July 2016 Color Printing Usage	91.80
	A4 Printing B&W	22/07/2016	96	July 2016 B&W Printing Usage	24.00
	A4 Printing B&W	22/07/2016	7	Printed 7 B&W page document per request of Dennis Antonelos on 7/29 - client picked up item	1.75
	A4 Printing B&W	22/07/2016	7	Printed 7 B&W pages per request of Dennis Antonelos on 7/29	1.75
					119.30
SUNDRY
	Catering	11/07/2016	1	Catering for meeting on 7/11	85.70
	Catering	11/07/2016	1	Catering for meeting on 7/11	9.74
	Catering	12/07/2016	1	Catering for meeting on 7/12	66.38
	Miscellaneous Items	22/07/2016	1	Whiteboard paint of one wall in office 58 as requested by Michael Bannon 7/29/16	525.00
					686.32

Client ID DRONEUWTC01	Page: 3

Sub Client	Item	Date	Hrs / Amts	Description	Amount
				Sub Total	2,319.62
				Tax	205.86

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Servcorp “Creditor” agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons (“indemnified Parties”) against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys’ fees and expenses (hereinafter a “Claim or “Claims”), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a “Matter” or “Matters”) contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.’s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell’s agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys’ fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of Servcorp by Helen Kim, and on behalf of Rockwell Capital Partners, Inc. by Samuel Oshana and effective as of the date first written above.

/s/ Helen Kim
By:	Helen Kim
Title:	Center Manager

/s/ Samuel Oshana
By: Samuel Oshana
Title: Secretary